SCUDDER
                                                                     INVESTMENTS

--------------------------------------------------------------------------------
EQUITY/GLOBAL
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Scudder Emerging
Markets Growth Fund










Semiannual Report
April 30, 2001



The fund seeks long-term growth of capital.

Contents
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         4      Letter from the Fund's President

         6      Performance Update

         8      Portfolio Summary

        10      Portfolio Management Discussion

        16      Glossary of Investment Terms

        18      Investment Portfolio

        26      Financial Statements

        29      Financial Highlights

        31      Notes to Financial Statements

        38      Report of Independent Accountants

        39      Officers and Directors

        40      Investment Products and Services

        42      Account Management Resources

Scudder Emerging Markets Growth Fund
--------------------------------------------------------------------------------
Class AARP                 ticker symbol SEMMX                fund number 179

Class S                    ticker symbol SEMGX                fund number 079
--------------------------------------------------------------------------------

Date of Inception:    o    Emerging markets stocks declined during the six-month
5/8/96                     reporting period, due largely to the slowing global
                           economy and volatility in the U.S. market.

Total Net Assets as   o    Despite the poor performance of the asset class,
4/30/01 --                 management remains optimistic regarding its longer-
                           term outlook due to of the wealth of positive trends
Class AARP:                that should benefit emerging markets over time.
$0.13 million

Class S:
$56 million

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The past year has been a difficult time for investors in emerging markets stocks. As is often the case during periods of uncertainty, global investors have sought to increase the overall safety of their portfolios by selling their riskier holdings and moving into more stable investments. Naturally, stocks in the emerging markets carry greater risk than those in the more established areas of the world, which means that the asset class has been particularly vulnerable amid the challenging market environment of the past twelve months. During this time, the Class S shares of Scudder Emerging Markets Growth Fund have produced a total return of -26.94%. Over the six months of the reporting period, the fund's return was -11.16%.

We understand that you may be disappointed by the decline in your fund's share price. However, it is often when the investment backdrop appears to be the most challenging that opportunities can be the most prevalent. By making the decision to sell when a sector has fallen sharply, you can avoid further fluctuations in the financial markets and reduce your short-term risk. But you also run the risk of missing a potential rally as the climate improves and investors start buying to take advantage of potentially attractive values.

Emerging markets stocks may very well fall further if the U.S. economy remains stagnant or the high level of volatility in the global markets continues. However, we believe that investors who own positions in the emerging markets at present stand to benefit from the ongoing improvements in the fundamentals of the developing areas of the globe. By "fundamentals," we mean important measures such as improving management practices, stellar earnings trends at many companies, inexpensive stock prices, and an increasing focus on reform by many governments of emerging markets nations. Another potential positive is the fact that historically, the emerging markets have enjoyed their strongest rallies soon after periods of interest rate cuts in the United States. Since the U.S. Federal Reserve has lowered interest rates dramatically in the past five months, it is possible that this will again ignite the emerging markets.

Although stock prices in the developing countries have produced poor performance in recent years, we believe that the improving fundamental outlook -- along with the potential fuel from lower interest rates -- will ultimately be reflected in the market. For more information on these trends, as well as the positioning of the fund, please turn to the Portfolio Management Discussion that begins on page
10. Thank you for your continued investment in Scudder Emerging Markets Growth Fund.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Emerging Markets Growth Fund

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                 AARP Investment Program         Scudder Class S

   Web site:        aarp.scudder.com              myScudder.com
  Toll-free:         1-800-253-2277               1-800-SCUDDER
---------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                       Scudder Emerging Markets       IFC Emerging Markets
                        Growth Fund -- Class S          Investable Index*

               5/96**          10000                         10000
              10/96            10559                          9676
               4/97            12727                         10621
              10/97            11986                          8711
               4/98            12252                          9013
              10/98             8565                          6182
               4/99             9398                          8236
              10/99             9754                          8833
               4/00            11206                         10057
              10/00             9207                          8049
               4/01             8303                          7713

                          Yearly periods ended April 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                               Growth of                           Average
Period ended 4/30/2001          $10,000               Cumulative   Annual
--------------------------------------------------------------------------------
Scudder Emerging Markets Growth Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   7,306               -26.94%     -26.94%
--------------------------------------------------------------------------------
Life of Class**                $   8,303               -16.97%      -3.67%
--------------------------------------------------------------------------------
IFC Emerging Markets Investable Index*
--------------------------------------------------------------------------------
1 year                         $   7,670               -23.30%     -23.30%
--------------------------------------------------------------------------------
Life of Class**                $   7,713               -22.87%      -5.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER EMERGING MARKETS GROWTH FUND -- CLASS S TOTAL RETURN (%) AND FC EMERGING MARKETS INVESTABLE INDEX* TOTAL RETURN (%)

                          Yearly periods ended April 30

                       1997**       1998         1999        2000         2001
--------------------------------------------------------------------------------
Class Total
Return (%)            29.07        -3.73        -23.30      19.24        -26.94
--------------------------------------------------------------------------------
Index Total
Return (%)             5.72       -15.13         -8.63      22.11        -23.30
--------------------------------------------------------------------------------
Net Asset
Value ($)             15.46        14.82         11.33      13.51          9.87
--------------------------------------------------------------------------------
Income
Dividends ($)           .03          .06           .04         --            --
--------------------------------------------------------------------------------

* IFC Emerging Markets Investable Index is an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 8, 1996. Index comparisons begin May 31, 1996.

     On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total return for the Class would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2001

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)                          The fund has raised its
                                                               weighting in the
                                                            Pacific Basin since
                                                           October 31, 2000, at
                                                            which point it held
                                                              25% of net assets
                                                                 in the region.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Pacific Basin               33%
    Latin America               30%
    Europe                      18%
    Africa                      12%
    Other                        7%
--------------------------------------
                               100%
--------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)                              During the reporting
                                                              period, management
                                                               raised the fund's
                                                                weighting in the
                                                                financial sector
                                                                     and reduced
                                                             its holdings in the
                                                          communications sector.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Financial                   23%
    Communications              20%
    Consumer Staples            15%
    Technology                  14%
    Energy                      10%
    Metals & Minerals            6%
    Health                       5%
    Manufacturing                3%
    Consumer Discretionary       2%
    Other                        2%
--------------------------------------
                               100%
--------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(22% of Portfolio)                                       The fund's top holdings
                                                            reflect management's
                                                           focus on well-managed
                                                          companies in countries
                                                           with favorable growth
                                                                characteristics.

  1.     Samsung Electronics Co., Ltd.
         Manufacturer of electronic equipment in Korea

  2.     Taiwan Semiconductor Manufacturing Co., Ltd.
         Manufacturer of integrated circuits in Taiwan

  3.     Surgutneftegaz
         Producer of oil and natural gas in Russia

  4.     Hon Hai Precision Industry Co., Ltd.
         Manufacturer of electronic products in Taiwan

  5.     Telefonos de Mexico SA de CV
         Provider of telecommunication services in Mexico

  6.     Vina Concha y Toro SA
         Producer and distributor of wine in Chile

  7.     Empresa Nacional De Telecom
         Provider of telecommunication services in Chile

  8.     Korea Telecom Corp.
         Provider of telecommunication services in Korea

  9.     Egyptian Mobile Phone Network Ltd.
         Provider of cellular telecommunication services in Egypt

 10.     ITI Holdings SA
         Operator of media and food business in Poland




For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2001

In the following interview, portfolio manager Joyce Cornell discusses Scudder Emerging Markets Growth Fund's strategy and the market environment during the six-month period ended April 30, 2001.

Q: Emerging market stocks endured another difficult period during the last six months. What factors affected the performance of the asset class?

A: The emerging markets were hurt by many of the same issues that caused weakness across all of the global markets, such as concerns about the slowing U.S. economy, lower corporate profits worldwide, and investors' desire to avoid riskier asset classes. While the sector produced a negative performance over the past six months, it is important to note that it beat other important asset classes. Emerging markets stocks, as measured by the IFC Emerging Markets Investable Index, returned -4.18% during the period. In comparison, the S&P 500 Index (which measures the performance of the U.S. market) returned -12.07% and the MSCI EAFE Index (which measures the performance of stocks in developed nations in Europe and Asia) returned -8.12%. We believe the relative strength of emerging markets equities demonstrates the continued importance of the asset class to portfolio diversification.

Q: How did the fund perform during the reporting period?

A: The fund's total return for the six-month period ended April 30, 2001, was -11.16%, behind the -4.18% return of its unmanaged benchmark, the IFC Emerging Markets Investable Index. Performance was helped by the fund's overweight positions in Mexico, Russia, and Korea, as well as our avoidance of Malaysia, which lost 26% over the six-month period. On the downside, the fund was hurt by its overweight positions in Egypt and India.

Q: How is the portfolio positioned at present?

A: As always, we strive to pick what we believe are the most attractive countries, and invest in what we see as the best companies within them. This leads us to focus on well-managed, financially strong companies in countries with favorable growth trends, a history of investor-oriented reforms, and governments that are generally business-friendly. While this approach does not always lead to strong performance in the short term -- since external or unexpected events can hurt even the best companies and countries -- we believe it is the best way to generate attractive returns over time.

Q: The fund held 30% of its assets in Latin America as of April 30. How is the fund positioned in that region?

A: In Latin America, we continue to favor Mexico and Brazil. Concerns about Argentina's ability to meet its debt payments led to the predictable declines in the value of Brazil's currency and stock market, but we believe that the reaction was unwarranted from a fundamental perspective. Brazil's fiscal health has improved significantly in recent years and its president -- Hernando Cardoso -- has demonstrated a commitment to reform. Even if negative investor sentiment leads to higher borrowing costs for a while (since investors will demand higher interest rates to hold the debt of Brazil's government and companies), we believe that Brazil will weather the squall. We have used this crisis as an opportunity to buy more of what we consider to be Brazil's best companies, such as Copel (electricity generation), Petrobras (oil and gas), and Companhia de Bebidas (beverages), and plan to add to our positions on any further weakness.

The portfolio is overweighted (see glossary) in Mexico, where investors have been concerned about the country's close connection with the slowing U.S. economy. However, we believe that this worry is overblown, and that the link between the two countries will be a significant long-term positive for Mexico. Even as the U.S. has slowed down, announcements of outsourcing (see glossary) have picked up as U.S. companies scramble for ways to cut costs and preserve earnings. The most important part of the convergence of the two economies is the adoption of U.S.

standards by Mexico's government and corporations. These include manufacturing and management practices, banking regulation, and more democratic principles. As Mexico changes for the positive, we believe investors will see the country as being less risky and will therefore be willing to pay higher prices for its stocks.

Q: What countries are you currently favoring in Asia?

A: We are overweight in India, which stands to benefit as the Bank of India continues to lower interest rates. Although the market was recently hurt by corruption scandals, we see elements of good news in this. Corruption has always been pervasive in India, but now it is being exposed at high levels and prosecuted. This signals that a clearer investment environment may emerge in the months and years ahead. We hold what we believe to be world class software companies, such as Infosys, Satyam and Wipro, and are looking for opportunities to increase the fund's position in India.

We reduced the fund's holdings in Korea during the period, as the process of reform has stalled in recent months. Companies that should be allowed to go bankrupt -- what we refer to as the "walking dead" -- are being kept afloat, which uses up valuable resources and leads to production overcapacity (see glossary). Korea still has an opportunity to make the necessary changes in this area, but time is running out.

We continue to hold a 13.6% position in Taiwan, which we expect to do relatively well as the year progresses. Taiwanese authorities continue to lower interest rates, and we expect this will benefit the markets. Additionally, we believe that many of the country's excellent technology companies are selling at inexpensive prices. We are gradually making additions to select technology stocks in Taiwan.

Q: How is the fund positioned in Europe, Africa, and the Middle East?

A: The fund continues to hold a large position in Eastern Europe -- 15.6% of net assets versus a weighting of 10% in the MSCI Emerging Markets Free Index - but we reduced our holdings in the area during the past six months. We continue to like Estonia and Croatia, and are warming to the Czech Republic for the first time. The risks of investing in Eastern Europe should diminish steadily as the region's economy becomes more intertwined with that of Western Europe. The fund is currently overweight in Russia, which we believe should benefit from higher oil prices and the slow but steady process of reform.

In the Middle East, we continue to favor Egypt, Oman, and Jordan. The Egyptian market performed poorly during the period, but we believe it remains one of the most attractive emerging markets due to extremely cheap valuations, an improving economic backdrop, and the potential for strong corporate earnings growth.

Q: What is your long-term outlook for emerging markets stocks?

A: We are becoming increasingly optimistic on the outlook for the emerging markets, for four important reasons.

First, global liquidity is improving. By "liquidity," we mean the amount of money in the global economy that is available for investment in projects or the financial markets. When liquidity conditions are positive, as we believe is the case now as both the U.S. and Japan have lowered interest rates and boosted the amount of money that each has in circulation, riskier asset classes -- such as emerging markets stocks -- generally perform well.

Second, we believe the developing countries offer attractive value relative both to their own histories and to alternative investments. The following tables show the valuation of emerging markets stocks compared to stocks in the United States (the S&P 500 and Nasdaq) and the rest of the world

-------------------------------------------------------------------------------
Comparative P/E Ratios
-------------------------------------------------------------------------------
                                                          2000           2001*
-------------------------------------------------------------------------------
Global Emerging Markets                                    13x            11x

S&P 500                                                    25x            25x

Nasdaq                                                     36x            27x

MSCI EAFE                                                  95x            65x
-------------------------------------------------------------------------------
Sources: UBS Warburg, Factset, Bloomberg
*  (Based on earnings estimates)

-------------------------------------------------------------------------------
Comparative P/B Ratios
(as of December 31, 2000)
-------------------------------------------------------------------------------
Global Emerging Markets                                                  1.6x

S&P 500                                                                  6.1x

MSCI EAFE                                                                6.3x
-------------------------------------------------------------------------------
Sources: UBS Warburg, Factset

(the MSCI Europe, Australia, and Far East Index), as measured by their price-to-earnings (p/e) and price-to-book (p/b) ratios (see glossary). Generally when the disparity in valuation becomes this large, emerging markets stocks tend to outperform.

The third reason we are positive on the outlook for emerging markets equities is that they have been out of favor with institutional investors for nearly four years. Due to a series of crises and the powerful rally in the U.S. market during the late 90s, investors withdrew money from the emerging markets or, at the very least, invested little new money in the asset class. While the fact that the sector is unpopular would at first seem to be a negative, we believe it is in fact a positive. Since the total market capitalization (see glossary) of emerging markets stocks is now so small (i.e., the supply), it should not take much in the way of new investment interest (i.e., demand) to spark a rally in the sector.

Fourth, corporate management practices have improved significantly in recent years. This is the newest of the four reasons we are optimistic on the prospects for the emerging markets. In our view, it is also most important of the four and certainly the most enduring. Over time, we believe that improved management practices -- such as a focus on shareholder returns, the adoption of U.S. management practices, and an appreciation of the expectations of minority shareholders -- will translate into stronger economic growth and improved earnings results.

These factors may not translate into improved performance in the short-term as the investment environment remains fraught with risks. For example, investors remain concerned about the strength of the U.S. economy, the direction of corporate earnings, high energy prices, and the situation in Argentina. For these reasons, we urge investors to expect that the unusually high volatility we have witnessed in recent months is unlikely to abate in the near-term. However, we believe that the factors we noted above provide a strong longer-term underpinning for the emerging markets, and raise the likelihood that they will outperform the developed countries in the coming years.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Currency Devaluation  A significant decline in a currency's value relative to other currencies, such as the U.S. dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

              Market  The market value of a company's outstanding shares of
     Capitalization   common stock, determined by multiplying the number of
                      shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

         Outsourcing  The process of one company paying another company to perform a certain function at a lower cost than that which the company would pay if it performed the function itself. Such functions are generally not part of the company's core business. For example, companies often "outsource" the manufacturing of products rather than paying to build factories, hire workers, and produce the product themselves.

        Overcapacity  The situation that occurs when the capability of an industry or geographic area to produce supply exceeds the demand for the product(s) in question. This imbalance generally leads to falling prices.

       Price To Book  The ratio of a stock's price to its book value per share.
         (P/B) Ratio  Book value is the price a company would receive if it paid off all its liabilities and liquidated its remaining assets. This number is used by money managers to determine if a stock is over- or under valued.

            Price To Price of a stock divided by its earnings per share. A Earnings (P/E) widely used gauge of a stock's valuation that indicates
         Ratio (Also what investors are paying for a company's earnings on a Earnings Multiple) per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

           Valuation  Placing a value on an asset. Stock analysis determines the market value of a company's stock based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, a stock with a low P/E is said to have a low valuation. Low valuations are generally viewed as being attractive.

           Weighting The percentage of assets within a portfolio relative to (over/under) the percentage in the portfolio's benchmark index or investment universe. "Weighting" is usually used to describe a fund's relative position in sectors, industries, or countries.



(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                            as of April 30, 2001
-------------------------------------------------------------------------------------------

                                                                    Principal
                                                                   Amount ($)     Value ($)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Repurchase Agreements 2.9%
-------------------------------------------------------------------------------------------

 Salomon Smith Barney, 4.62%, to be repurchased                                 -----------
    at $1,626,209, on 5/1/2001** (Cost $1,626,000) ..............    1,626,000    1,626,000
                                                                                -----------
-------------------------------------------------------------------------------------------
Convertible Bonds 0.3%
-------------------------------------------------------------------------------------------

 Poland
 Elektrim Spolka Akcyjna SA, 3.75%, 7/2/2004 (Operator of                       -----------
    industrial equipment) (Cost $173,498) .......................      208,000      171,813
                                                                                -----------

                                                                       Shares
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Common Stocks 96.8%
-------------------------------------------------------------------------------------------

 Argentina 0.0%
 Perez Companc SA "B" (ADR) (Operator of an
    investment company) .........................................        1,000       15,300
                                                                                -----------

 Brazil 9.3%
 Banco Itau SA (pfd.) (Provider of commercial banking
    services) ...................................................    7,450,500      599,563
 Brasil Telecom Participacoes SA (pfd.) (ADR) (Provider
    of local telecommunication services) ........................        1,600       68,704
 Companhia Brasileira de Distribuicao Grupo Pao
    de Acucar (pfd.) (ADR) (Operator of hypermarkets,
    supermarkets and appliance stores) ..........................        6,200      176,390
 Companhia de Bebidas das Americas (pfd.) (ADR)
    (Producer of beer, soft drinks, teas, bottled
    water and fruit juices) .....................................       39,300      958,920
 Companhia Energetica de Minas Gerais (pfd.) (Electric
    power utility) ..............................................   23,314,100      267,643
 Companhia Paranaense de Energia -- Copel (pfd.) "B"
    (ADR) (Distributor of electric power) .......................       92,373      715,891
 Companhia Vale do Rio Doce (pfd.) "A" (Operator of
    diverse mining and industrial complex) ......................        9,700      224,474
 Companhia Vale do Rio Doce (pfd.) (ADR) ........................        9,700      227,344
 Electropaulo Metropolitana de Sao Paulo
    (Distributor of electric power) .............................    3,466,500      105,595
 Embratel Participacoes SA (pfd.) (ADR) (Provider of
    telecommunication services) .................................       19,200      174,144
 Petroleo Brasileiro SA (pfd.) (Producer and marketer of
    petroleum and petroleum products) ...........................       25,887      628,491
 Petroleo Brasilieiro SA (ADR) ..................................       24,100      650,700

    The accompanying notes are an integral part of the financial statements.

                                                              Shares   Value ($)
--------------------------------------------------------------------------------

 Tele Nordeste Celular Participacoes SA (pfd.) (ADR)
     (Provider of cellular telecommunications services)        2,300      65,320
 Tele Norte Leste Participacoes SA (pfd.) (ADR) (Provider
    of local telecommunication services) ...............      21,700     379,316
 Telecomunicacoes de Minas Gerais SA "B" (pfd.)
    (Provider of telecommunication services) ...........         395          18
 Telecomunicaoes de Minas Gerais SA "C" (pfd.) .........         395           7
                                                                       ---------
                                                                       5,242,520
                                                                       ---------
 Canada 0.2%
 Corriente Resources, Inc.* (Miner and processor of gold,
    bismuth, tin and tungsten) .........................     224,800     139,027
                                                                       ---------

 Chile 4.1%
 Empresa Nacional De Telecom (Provider of
    telecommunication services) ........................     150,000   1,118,416
 Vina Concha y Toro SA (ADR) (Producer and distributor
    of wine) ...........................................      28,100   1,157,720
                                                                       ---------
                                                                       2,276,136
                                                                       ---------
 China 1.3%
 China Petroleum and Chemical Corp. "H"* (Explorer and
    producer of oil and natural gas) ...................   4,034,000     718,962
                                                                       ---------

 Croatia 1.7%
 Pliva D.D. (GDR) (Developer of pharmaceutical products)      83,000     971,100
                                                                       ---------

 Czech Republic 1.0%
 Ceska Sporitelna AS* (Provider of commercial
    banking services) ..................................      24,800     142,432
 Komercni Banka AS* (Provider of commercial
    banking services) ..................................      17,400     414,669
                                                                       ---------
                                                                         557,101
                                                                       ---------
 Egypt 6.6%
 Al Ahram Beverages Co. "SAE." (GDR)* (Producer of
    beverages) .........................................      94,800     945,630
 Commercial International Bank* (Provider of commercial
    banking services) ..................................      57,800     557,449
 Commercial International Bank (GDR) (Provider of
    commercial banking services) .......................      11,000     104,390
 Eastern Tobacco Co. (Producer of tobacco products) ....      26,000     330,462
 Egyptian Mobile Phone Network Ltd. (Provider of
    cellular telecommunication services) ...............      62,506     980,612
 International Foods Co.* (Producer and distributor of
    food products) (b) .................................      33,991     180,172

    The accompanying notes are an integral part of the financial statements.

                                                             Shares    Value ($)
----------------------------------------------------------------------------------

 Orascom Construction Industries (Provider of construction
    services) ............................................      42,625     355,734
 Orascom Hotel Holdings* (Operator of hotels) ............      82,000      91,949
 Orascom Telecommunications (GDR)* (Operator and
    participant in joint ventures that run GSM networks and
    operations) ..........................................      10,600      38,160
 Oriental Weavers Corp. (Manufacturer of carpets) (b) ....      13,000     125,311
                                                                         ---------
                                                                         3,709,869
                                                                         ---------
 Estonia 0.3%
 Hansabank Ltd. (Provider of commercial banking services)       23,300     186,526
                                                                         ---------

 Greece 1.7%
 Ethniki General Insurance Co. (Provider of insurance and
    reinsurance services) ................................       6,300      67,819
 Hellenic Telecommunication Organization SA (OTE)
    (Provider of telecommunication services) .............      13,200     196,967
 National Bank of Greece SA (Provider of banking
    services) ............................................      17,200     670,662
                                                                         ---------
                                                                           935,448
                                                                         ---------
 Hong Kong 2.2%
 China Mobil (Hong Kong) Ltd. (ADR)* (Provider of cellular
    telecommunication services) ..........................      38,300     969,756
 China Mobile Ltd.* (Provider of cellular telecommunication
    services) ............................................      32,100     158,049
 Dah Sing Financial Group (Provider of banking services
    and property investment) .............................      16,000      87,190
                                                                         ---------
                                                                         1,214,995
                                                                         ---------
 Hungary 2.7%
 EGIS Rt. (Producer of pharmaceutical products) ..........       1,500      43,747
 Gedeon Richter Rt. (Producer and manufacturer of
    pharmaceutical products) .............................       8,400     470,428
 MOL Magyar Olaj-es Gazipari Rt. "B" (Producer of crude
    oil, petroleum products, and natural gas) ............      55,100     760,000
 OTP Bank Rt. (Provider of commercial banking services) ..       5,400     254,857
                                                                         ---------
                                                                         1,529,032
                                                                         ---------
 India 5.2%
 Bharat Petroleum Corp., Ltd. (Manufacturer of petroleum
    products) ............................................      99,242     416,016
 Dabur India Ltd. (Manufacturer of pharmaceutical
    products) ............................................      77,500     115,323
 Dr. Reddy's Laboratories Ltd. (Manufacturer and exporter
    of pharmaceuticals) ..................................       5,500     131,688
 Dr. Reddy's Laboratories Ltd. (ADR) .....................       8,500     102,425


    The accompanying notes are an integral part of the financial statements.

                                       20

                                                             Shares    Value ($)
----------------------------------------------------------------------------------

 HCL Technologies Ltd.* (Provider of a variety of IT
    services) ...........................................       8,600      69,246
 Hero Honda Motors Ltd.* (Manufacturer of bicycles,
    mopeds, motorcycles and automotive parts) ...........      71,500     213,554
 Hindustan Petroleum Corp., Ltd (Manufacturer of
    petroleum products) .................................      26,400      94,181
 Housing Development Finance Corp. Ltd. (Provider of
    housing finance to individuals, corporations and
    developers) .........................................      36,910     453,651
 Infosys Technologies Ltd. (Provider of IT services and
    consulting) .........................................       5,500     437,722
 Satyam Computer Services Ltd. (Provider of Information
    Technology services) ................................      68,000     313,941
 Sun Pharmaceutical Industries Ltd. (Manufacturer and
    marketer of pharmaceuticals for domestic and
    international distribution) .........................      14,000     164,629
 Videsh Sanchar Nigam Ltd. (Provider of international
    telecommunication services) .........................      15,200     102,853
 Wipro Ltd.* (Provider of Information Technology and
    computer related technologies) ......................       4,800     147,197
 Wipro Ltd. (ADR)* ......................................       2,200      75,790
 Zee Telefilms Ltd. (Producer of television shows) ......      56,600     119,689
                                                                        ---------
                                                                        2,957,905
                                                                        ---------
 Indonesia 0.1%
 PT Lippo Bank Tbk* (Provider of commercial and foreign
    exchange banking services) ..........................   8,000,000      27,586
                                                                        ---------

 Israel 1.4%
 Check Point Software Technologies Ltd.* (Developer of
    management solutions for active networks) ...........      12,830     804,826
                                                                        ---------

 Jordan 1.3%
 Arab Bank Group plc (Provider of commercial and foreign
    exchange banking services) ..........................         250      55,223
 Aramex International Ltd.* (Provider of express delivery
    and freight forwarding) .............................      17,700     195,762
 HIKMA (Manufacturer of Pharmaceuticals) (b) ............      68,000     486,692
                                                                        ---------
                                                                          737,677
                                                                        ---------
 Korea 9.2%
 Good Morning Securities Co.* (Provider of merger and
    acquisition, investment trust, and corporate financing
    services) ...........................................      31,000     140,053

    The accompanying notes are an integral part of the financial statements.

                                       21

                                                             Shares    Value ($)
----------------------------------------------------------------------------------

 Hankook Tire Co., Ltd. (Manufacturer of tires, tire tubes,
    batteries, and aluminum alloy wheels) ...............           2           4
 Hite Brewery Co., Ltd. (Producer of beer, liquor and
    natural mineral drinking water) .....................       9,914     336,489
 Housing & Commercial Bank (Provider of commercial
    banking services) ...................................      21,901     416,570
 Korea Telecom Corp. (Provider of telecommunication
    services) ...........................................      13,000     621,868
 Korea Telecom Corp. (ADR) ..............................      13,800     381,294
 Korea Telecom Freetel* (Provider of mobile
    communication services) .............................      17,220     617,148
 Korea Tobacco and Ginseng Corp. (Manufacturer of
    tobacco products) ...................................      14,670     169,869
 NCsoft Corp.* (Developer and marketer of computer
    software) ...........................................       1,820     165,831
 Samsung Electronics Co., Ltd. (Manufacturer of
    electronic equipment) ...............................       8,810   1,531,883
 Samsung SDI Co., Ltd. (Manufacturer of CRT and
    picture tubes) ......................................       7,300     303,197
 Samsung Securities Co., Ltd. (Provider of brokerage,
    investment and underwriting services) ...............       9,294     244,170
 SK Telecom Co., Ltd. (Provider of mobile
    telecommunication services) .........................       1,250     214,977
                                                                        ---------
                                                                        5,143,353
                                                                        ---------
 Mauritius 0.1%
 New Mauritius Hotels Ltd. (Operator of hotels) .........      48,500      59,603
                                                                        ---------

 Mexico 14.1%
 America Movil SA de CV "L" (ADR)* (Provider of wireless
    communication services) .............................      42,330     778,872
 Coca-Cola FEMSA, SA de CV "L" (ADR) (Bottler and
    distributor of soft drinks) .........................      14,000     273,060
 Consorcio ARA, SA de CV* (Developer of low-income
    housing) ............................................     470,000     653,272
 Fomento Economico Mexicano, SA de CV "B" (Producer
    of beer, soft drinks and mineral water) .............     162,900     622,703
 Grupo Financiero BBVA Bancomer, SA de CV* (Provider
    of banking and financial services) ..................     407,634     327,165
 Grupo Financiero Banamex Accival SA de CV* (Provider
    of individual, commercial and retail banking services)    501,100     937,157
 Grupo Financiero Banorte SA de CV "O"* (Provider of
    financial services) .................................     370,000     606,328
 Grupo Industrial Bimbo SA de CV "A" (Producer of
    bread and other baked goods) ........................     156,000     230,161

    The accompanying notes are an integral part of the financial statements.

                                                            Shares     Value ($)
--------------------------------------------------------------------------------

 Grupo Modelo SA de CV "C" (Producer and distributor
    of beer) ...........................................     134,000     368,156
 Grupo Televisa SA de CV (GDR)* (Operator of
    entertainment businesses) ..........................       5,200     197,756
 Panamerican Beverages Inc. "A" (Bottler of soft drinks) 21,700 392,987 Telefonos de Mexico SA de CV "L" (ADR) (Provider of
    telecommunication services) ........................      34,530   1,194,738
 Tubos de Acero de Mexico SA (ADR) (Manufacturer of
    various types of pipes, casings and tubing) ........      52,900     709,389
 Wal-Mart de Mexico SA de CV "V" (Operator of
    department stores, supermarkets, wholesale outlets
    and restaurants) ...................................     250,500     601,525
                                                                       ---------
                                                                       7,893,269
                                                                       ---------
 Morocco 1.5%
 Omnium Nord Africaine (Developer of diverse products) .       4,750     469,644
 Societe des Brasseries du Marocain (Distributor of
    beer and carbonated beverages) .....................       1,600     188,031
 Wafabank (Provider of commercial banking services) ....       2,607     174,101
                                                                       ---------
                                                                         831,776
                                                                       ---------
 Nigeria 0.7%
 First Bank of Nigeria plc (Provider of commercial
    banking services) ..................................     575,000     146,181
 Guiness Nigeria plc* (Producer of beer) ...............     750,000     231,146
                                                                       ---------
                                                                         377,327
                                                                       ---------
 Oman 1.8%
 Bank Muscat Al-Ahla Al-Omani* (Provider of commercial
    banking services) ..................................       5,250      40,765
 National Bank of Oman Ltd. (Provider of commercial
    banking services) ..................................     113,980     577,194
 Oman Cable Industry SAOG (Manufacturer of electrical
    wires and cables) (b) ..............................      16,185      88,265
 Oryx Fund Ltd.* (Mutual fund invested in emerging
    markets) ...........................................      20,575     169,744
 Salalah Port Services Co.* (Developer of a shipping port
    that serves the largest container vessels) (b) .....      14,000     112,705
                                                                       ---------
                                                                         988,673
                                                                       ---------
 Peru 1.3%
 Compania de Minas Buenaventura SA "B" (Explorer and
    producer of gold and silver) .......................      84,000     632,901
 Credicorp Ltd. (Provider of financial services) .......      10,000      73,000
                                                                       ---------
                                                                         705,901
                                                                       ---------
 Poland 4.7%
 Bank Polska Kasa Opieki SA* (Provider of commercial
    banking services) ..................................      43,300     732,139

    The accompanying notes are an integral part of the financial statements.

                                                               Shares       Value ($)
-------------------------------------------------------------------------------------

 ITI Holdings SA* (Operator of media and food
    businesses) (b) ......................................       2,500     980,000
 KGHM Polska Miedz SA* (Producer of copper and silver) ...         150         765
 Netia Holdings SA* (Provider of telecommunication
    services) ............................................      59,500     614,145
 Telekomunikacja Polska SA (Provider of
    telecommunication services) ..........................      53,000     286,233
                                                                         ------------
                                                                         2,613,282
                                                                         ------------
 Russia 4.9%
 LUKoil Holdings (ADR)* (Producer of oil and gas) ........      19,600     847,700
 Mobile Telesystems (ADR)* (Provider of cellular phone
    service) .............................................      15,200     436,240
 Surgutneftegaz (ADR) (Producer of oil and natural gas) ..     120,500   1,446,000
                                                                         ------------
                                                                         2,729,940
                                                                         ------------
 South Africa 2.2%
 Anglo American Platinum Corp. Ltd. (Producer of
    platinum products) ...................................      19,400     868,981
 Gold Fields Ltd. (Operator of a mining company) .........      85,100     371,128
                                                                        ------------
                                                                        1,240,109
                                                                        ------------
 Taiwan 13.6%
 Bank Sinopac (Provider of commercial banking services) ..     538,000     240,456
 China Development Industrial Bank* (Provider of
    investment banking services) .........................     536,000     477,495
 Chung Hsing Bills Finance Corp. (Provider of
    brokerage and dealer services for short-term debt
    instruments) .........................................   1,930,000     542,794
 Compal Electronics, Inc. (Manufacturer and marketer of
    notebook computers and color monitors) ...............     486,000     827,486
 Dah An Commercial Bank* (Provider of commercial
    banking services) ....................................   1,477,000     312,106
 Delta Electronics, Inc. (Manufacturer of power supply
    and video display equipment) .........................      77,000     234,114
 E. Sun Commercial Bank (Operator of commercial and
    savings banks) .......................................     622,000     224,102
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of
    electronic products) .................................     244,000   1,431,803
 Lian Hwa Foods Corp. (Manufacturer of foods, snacks,
    and beverages) .......................................     136,000      64,506
 Powerchip Semiconductor Corp. (Developer of
    semiconductor products) ..............................     404,000     374,643
 Taipei Bank* (Provider of commercial banking services) ..     550,000     327,759
 Taishin International Bank (Provider of commercial banking
    services) ............................................     532,000     239,392
 Taiwan Semiconductor Manufacturing Co., Ltd. ............
    (Manufacturer of integrated circuits) ................     523,732   1,449,061

    The accompanying notes are an integral part of the financial statements.

                                                               Shares       Value ($)
---------------------------------------------------------------------------------------

 United Microelectronics Corp., Ltd. (Manufacturer of
    integrated circuits) ....................................      204,000      325,631
 Yang Ming Marine Transport Corp. (Provider of marine
    transportation services) ................................      420,000      128,975
 Yuanta Core Pacific Securities Co.* (Provider of brokerage,
    dealer, and underwriter services for financial securities)     603,000      458,346
                                                                             ----------
                                                                              7,658,669
                                                                             ----------
 Thailand 0.1%
 Shin Corporation Public Co., Ltd.* plc (Foreign registered)
    (Investor of diversified telecommunication, media and
    advertising businesses) .................................       21,630       78,204
                                                                             ----------

 Turkey 2.5%
 Anadolu Efes Biracilik ve Malt Sanayii AS* (Operator of
    breweries) ..............................................   18,603,333      925,701
 Turkcell Iletisim Hizmetleri (ADR)* (Provider of cellular
    voice and data transmission services) ...................       58,800      249,900
 Yapi ve Kredi Bankasi AS (Provider of commercial banking
    services) ...............................................   44,000,000      203,579
                                                                             ----------
                                                                              1,379,180
                                                                             ----------
 Zimbabwe 1.0%
 Delta Corp., Ltd. (Operator of diverse businesses) (b) .....      902,032      154,544
 Econet Wireless Holdings Ltd.* (Provider of
    telecommunication services) (b) .........................    1,361,100      128,495
 Tanganda Tea Co., Ltd. (Producer and distributor of tea
    products) (b) ...........................................      856,212      299,375
                                                                             ----------
                                                                                582,414
                                                                             ----------
---------------------------------------------------------------------------------------
Total Common Stocks (Cost $57,914,630)                                       54,305,710
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $59,714,128) (a)                  56,103,523
---------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

(a) The cost for federal income tax purposes was $59,815,308. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $3,711,785. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,492,628 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,204,413.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,555,559 (4.54% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2001 aggregated $3,700,037. These securities may also have certain restrictions as to resale.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2001
-------------------------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $59,714,128) ......................................   $  56,103,523
Cash ........................................................................................          64,801
Foreign currency, at value (cost $113,120) ..................................................         110,769
Receivable for investments sold .............................................................       1,046,404
Dividends receivable ........................................................................         124,646
Interest receivable .........................................................................           2,826
Receivable for Fund shares sold .............................................................           8,507
Foreign taxes recoverable ...................................................................          26,842
                                                                                                -------------
Total assets ................................................................................      57,488,318

Liabilities
-------------------------------------------------------------------------------------------------------------
Payable for investments purchased ...........................................................         841,207
Payable for Fund shares redeemed ............................................................         112,173
Accrued management fee ......................................................................         127,829
Due to Advisor ..............................................................................          90,983
Other accrued expenses and payables .........................................................          59,063
                                                                                                -------------
Total liabilities ...........................................................................       1,231,255
-------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                            $  56,257,063
-------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .............................................................         (86,729)
Unrealized depreciation on:
  Investments ...............................................................................      (3,610,605)
  Foreign currency related transactions .....................................................         (27,053)
Accumulated net realized gain (loss) ........................................................     (43,300,975)
Paid-in capital .............................................................................     103,282,425
-------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                            $  56,257,063
-------------------------------------------------------------------------------------------------------------
Net Asset Value

Class AARP
Net Asset Value, offering and redemption price per share ($128,948 /
   13,062 shares of capital stock outstanding, $.01 par value, 100,000,000                      -------------
   shares authorized) .......................................................................   $        9.87
                                                                                                -------------

Class S
Net Asset Value, offering and redemption price per share ($56,128,115 /
   5,687,934 shares of capital stock outstanding, $.01 par value, 100,000,000                   -------------
   shares authorized) .......................................................................   $        9.87
                                                                                                -------------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2001
-----------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $27,621) ...............   $   453,119
Interest ...........................................................        75,839
                                                                       -----------
Total Income .......................................................       528,958
                                                                       -----------
Expenses:
Management fee .....................................................       384,116
Administrative fee .................................................       199,740
Directors' fees and expenses .......................................         2,252
Other ..............................................................           340
                                                                       -----------
Total expenses .....................................................       586,448
-----------------------------------------------------------------------------------
Net investment income (loss)                                               (57,490)
-----------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments (net of foreign tax benefit of $22,445) ................    (3,877,538)
Foreign currency related transactions (including CPMF tax of $6,053)      (159,726)
                                                                       -----------
                                                                        (4,037,264)
                                                                       -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ........................................................    (3,551,321)
Foreign currency related transactions ..............................        (8,503)
                                                                       -----------
                                                                        (3,559,824)
-----------------------------------------------------------------------------------
Net gain (loss) on investment transactions                              (7,597,088)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        $(7,654,578)
-----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------

                                                                          Six Months       Year Ended
                                                                            Ended         October 31,
Increase (Decrease) in Net Assets                                       April 30, 2001        2000
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $     (57,490)   $    (917,400)
Net realized gain (loss) on investment transactions .................      (4,037,264)       5,366,901
Net unrealized appreciation (depreciation) on investment transactions
   during the period ................................................      (3,559,824)      (5,217,955)
                                                                        -------------    -------------
Net increase (decrease) in net assets resulting from operations .....      (7,654,578)        (768,454)
                                                                        -------------    -------------
Fund share transactions:
Proceeds from shares sold ...........................................      10,356,785       23,095,788
Cost of shares redeemed .............................................     (18,119,068)     (53,458,775)
Redemption fees .....................................................          77,215           88,154
                                                                        -------------    -------------
Net increase (decrease) in net assets from Fund share transactions ..      (7,685,068)     (30,274,833)
                                                                        -------------    -------------
Increase (decrease) in net assets ...................................     (15,339,646)     (31,043,287)
Net assets at beginning of period ...................................      71,596,709      102,639,996
Net assets at end of period (including accumulated net
   investment loss and accumulated distributions in excess
   of net investment income of $86,729 and                              -------------    -------------
   $29,239, respectively) ...........................................   $  56,257,063    $  71,596,709
                                                                        -------------    -------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP

----------------------------------------------------------------------------------------------------------
                                                                                     2001(a)    2000(b)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $11.11     $11.69
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (c)                                                   (.01)      (.02)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                (1.24)      (.56)
----------------------------------------------------------------------------------------------------------
  Total from investment operations                                                  (1.25)      (.58)
----------------------------------------------------------------------------------------------------------
  Redemption fees                                                                     .01         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $ 9.87     $11.11
----------------------------------------------------------------------------------------------------------
Total Return (%)                                                                   (11.16)(d)* (4.96)(d)**
----------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                .13        .07
----------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                1.91*      1.90*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                            (.12)*     (.13)**
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                            63*        42
----------------------------------------------------------------------------------------------------------

(a)  For the six months ended April 30, 2001.

(b) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(c)  Based on average shares outstanding during the period.

(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S

----------------------------------------------------------------------------------------------------------------------------------
Years Ended October 31,                                                  2001(a)    2000     1999     1998     1997     1996(b)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.11     $11.75   $10.36   $14.56   $12.85   $12.00
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

   Net investment income
   (loss) (c)                                                            (.01)      (.11)    (.04)     .06      .02     (.02)
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                                            (1.24)      (.54)(g) 1.46    (4.23)    1.67      .86
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      (1.25)      (.65)    1.42    (4.17)    1.69      .84
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --         --     (.04)    (.06)    (.03)      --
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      --         --     (.04)    (.06)    (.03)      --
----------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                         .01        .01      .01      .03      .05      .01
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.87     $11.11   $11.75   $10.36   $14.56   $12.85
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       (11.16)(e)* (5.45)(d)13.89(d)(28.54)(d)13.51(d)  7.08(d)(e)**
----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                                               56         71      103      125      220       76
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.91*      2.66(f)  2.77     2.31     2.33     3.79*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.91*      2.30(f)  2.25     2.16     2.00     2.00*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.12)*     (.87)    (.36)     .48      .11     (.32)*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                63*        42       64       45       62       20
----------------------------------------------------------------------------------------------------------------------------------

(a)  For the six months ended April 30, 2001.

(b) For the period from May 8, 1996 (commencement of operations) to October 31, 1996.

(c)  Based on average shares outstanding during the period.

(d)  Total returns would have been lower had certain expenses not been reduced.

(e) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 2.56% and 2.23%, respectively.

(g) Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*  Annualized   ** Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign-currency-denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $39,192,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($27,365,000) and October 31, 2007 ($11,827,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

The Fund was subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of each class of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $18,613,125 and $24,081,183, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc. ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2001, the fee pursuant to the Management Agreement amounted to $384,116.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.65% of average daily net assets for each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2001, the Administrative Fee was as follows:

                                                  Total          Unpaid at
Administrative Fee                             Aggregated     April 30, 2001
-------------------------------------------------------------------------------
Class AARP ..............................    $         520    $          67
Class S .................................          199,220           25,748
                                             -------------    -------------
                                             $     199,740    $      25,815
                                             -------------    -------------

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, Directors' fees and expenses aggregated $2,252.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                                                              Six Months Ended                   Year Ended
                                                               April 30, 2001                 October 31, 2000
                                                    ------------------------------------------------------------------
                                                          Shares           Dollars        Shares           Dollars
Shares sold
----------------------------------------------------------------------------------------------------------------------
Class AARP ..................................                 29,018   $      311,184         6,366*   $      71,848*
Class S .....................................                961,369       10,045,601      1,652,866       23,023,940
                                                                       --------------                  --------------
                                                                       $   10,356,785                  $   23,095,788
                                                                       --------------                  --------------

Shares redeemed
----------------------------------------------------------------------------------------------------------------------
Class AARP ..................................                (22,322)  $     (228,256)            --    $           --
Class S .....................................             (1,709,649)     (17,890,812)    (3,948,612)     (53,458,775)
                                                                       --------------                  --------------
                                                                       $  (18,119,068)                  $ (53,458,775)
                                                                       --------------                  --------------

Redemption fees
----------------------------------------------------------------------------------------------------------------------
Class AARP ..................................                          $        4,042                  $           --
Class S .....................................                                  73,173                          88,154
                                                                       --------------                  --------------
                                                                       $       77,215                  $       88,154
                                                                       --------------                  --------------

Net increase (decrease)
----------------------------------------------------------------------------------------------------------------------
Class AARP ..................................                  6,696   $       86,970         6,366*   $      71,848*
Class S .....................................               (748,280)      (7,772,038)    (2,295,746)     (30,346,681)
                                                                       --------------                  --------------
                                                                        $  (7,685,068)                  $ (30,274,833)
                                                                       --------------                  --------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
June 22, 2001

Officers and Directors
--------------------------------------------------------------------------------

Linda C. Coughlin*
o     President and Director

Henry P. Becton, Jr.
o     Director; President, WGBH
      Educational Foundation

Dawn-Marie Driscoll
o     Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

Edgar R. Fiedler
o     Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

Keith R. Fox
o     Director; General Partner,
      The Exeter Group of Funds

Jean Gleason Stromberg
o     Director; Consultant

Jean C. Tempel
o     Director; Managing Director,
      First Light Capital, LLC

Steven Zaleznick
o     Director; President and
      Chief Executive Officer,
      AARP Services, Inc.

Thomas V. Bruns*
o     Vice President

Irene T. Cheng*
o     Vice President

Joyce E. Cornell*
o     Vice President

Carol L. Franklin*
o     Vice President

William F. Glavin*
o     Vice President

Joan Gregory*
o     Vice President

James E. Masur*
o     Vice President

Paul H. Rogers
o     Vice President

Howard S. Schneider*
o     Vice President

John Millette*
o     Vice President and Secretary

Kathryn L. Quirk*
o     Vice President and Assistant Secretary

John R. Hebble*
o     Treasurer

Brenda Lyons*
o     Assistant Treasurer

Caroline Pearson*
o     Assistant Secretary


*Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       40

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments